UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2021

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6175 S. Willow Drive, 10th Floor, Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CSGS	NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 13, 2021, CSG Systems International, Inc. (“CSG” or “the Company”) announced that Kenneth M. Kennedy had been promoted to CSG’s Chief Operating Officer and President – Revenue Management and Digital Monetization, effective January 1, 2021.  The text set forth in Item 5.02 below regarding the amendment to Mr. Kennedy’s employment agreement is incorporated into this section by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kenneth M. Kennedy

Effective January 1, 2021, CSG’s Board of Directors (the “Board”) elected Kenneth M. Kennedy, CSG’s current Executive Vice President, President of Technology and Product to CSG’s Chief Operating Officer (COO) and President – Revenue Management and Digital Monetization.

Mr. Kennedy, 51, joined CSG in 2006 and has dedicated the last 15 years of his career at CSG to leading the company’s product management, engineering, and platform operations across CSG’s solutions portfolio.  Prior to joining CSG, Mr. Kennedy was one of the original founders of Telution, serving as Vice President of Software Development and Professional Services.  He also worked at Andersen Consulting where he developed distributed software solutions for the manufacturing, financial services, and communications industries.

In conjunction with his change in responsibilities, CSG and Mr. Kennedy agreed to the following:

•	Effective January 1, 2021, Mr. Kennedy’s base salary will be $475,000 per year.

•	Mr. Kennedy shall have the opportunity to earn an incentive bonus of one hundred percent (100%) of his base salary if the agreed upon objectives for the calendar year are fully achieved.

•	Mr. Kennedy was also granted a one-time restricted stock award of approximately 28,000 shares of Performance-Based Restricted Stock and approximately 19,000 shares of Time-Based Restricted Stock.

A copy of the amendment to Mr. Kennedy’s Employment Agreement dated January 1, 2021 is attached hereto as Exhibit 10.53C, and herby incorporated by reference.

Mr. Kennedy does not have any family relationships with any executive officer or director of CSG or its affiliates.  He is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Kennedy’s promotion is attached to this Form 8-K as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.53C	Amendment No. 3 to Employment Agreement with Kenneth M. Kennedy dated January 1, 2021
99.1	Press release of CSG Systems International, Inc. dated January 13, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 13, 2021

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ David N. Schaaf
David N. Schaaf
Chief Accounting Officer

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